U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 19, 2003

                        COMMISSION FILE NUMBER: 0-21322

                                Out Takes, Inc.

             (Exact name of registrant as specified in its charter)


            Delaware                                      95-4363944
  --------------------------------------             -------------------------
 (State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
                                or organization


      3811 Turtle Creek Blvd., Ste. 350, Dallas, Texas               75219

   (Address of principal executive offices)                        (Zip Code)
 --------------------------------------                       ----------------



                 Registrant's telephone number: (214) 528-8200


                                      NONE
             ------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1.   Not Applicable

Item 2.    Acquisition or Disposition of Assets

           Not Applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

On February 13, 2003, Registrant engaged Rogelio G. Castro, Certified Public Accountants in place and in stead of Stonefield Josephson, Inc., as its independent accountant. The former accountant was dismissed by the company in February, 2002. The principal accountant's report on the financial statements for the past year did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the board of directors of the company. There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.
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Item 5.    Other Events

           Not applicable

Item 6.    Resignations of Registrant's Directors

           Not applicable

Item 7.    Financial Statements and Exhibits

           Not applicable

(c)   Exhibits.

 1.   Letter of Stonefield Josephson dated February 19, 2003.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2002

Out Takes, Inc.

    James C. Harvey
-----------------------------
James C. Harvey
By: Chairman, Chief Executive Officer,
Secretary, Director

Exhibit 1.  Letter of Stonefield Josephson dated February 19, 2003.

Stonefield Josephson, Inc.,
Certified Public Accountants
18500 Von Karman Avenue, Suite 560
Irvine, California


February 19, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Re: Out Takes, Inc.
    Commission File No. 0-21322

Dear Securities and Exchange Commission:

We are the former accountants for the above-referenced company. We have reviewed the company's disclosures contained in Item 4 of their current report on Form 8-K, and agree with them.

Sincerely yours,

Stonefield Josephson, Inc.
--------------------------
Certified Public Accountants


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